2018 ANNUAL SHAREHOLDERS' MEETING

MAY 18, 2018

ELBA, ALABAMA

The National Security Group

Insuring your world.

Information About Forward-Looking Statements

Any statement contained in this report which is not a historical fact, or which might otherwise be considered an opinion or projection concerning the Company or its business, whether expressed or implied, is meant as and should be considered a forward-looking statement as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks, including but not limited to changes in market conditions, natural disasters and other catastrophic events, increased competition, changes in availability and cost of reinsurance, changes in governmental regulations, technological changes, political and legal contingencies and general economic conditions, as well as other risks and uncertainties more completely described in the Company's filings with the Securities and Exchange Commission. If any of these assumptions or opinions proves incorrect, any forward-looking statements made on the basis of such assumptions or opinions may also prove materially incorrect in one or more respects and may cause future results to differ materially from those contemplated, projected, estimated or budgeted in such forward-looking statements.

The National Security Group

Insuring your world.

National Security Fire & Casualty Company

Omega One Insurance Company

12/31/2017 P&C Segment Assets: $80,241,000

2017 Net Premium Revenue: $55,044,000

National Security Insurance Company

12/31/2017 Life Segment Assets: $60,709,000

2017 Premium Revenue: $6,119,000

2017 – Another Challenging Year for the P&C Industry

- U.S. Industry underwriting losses exceeded $23billion
  - 103.7% combined ratio – second consecutive year of industry underwriting losses
  - Catastrophe losses contributed 10% to the combined ratio
  - Highest level of industry underwriting losses since 2011
- U.S. Industry record $53billion in catastrophe losses – 109.8% increase over prior year
- Global insurance/reinsurance catastrophe losses hit a record $144 billion with U.S. hurricanes, Harvey, Irma and Maria accounting for $92 billion in global industry losses

Source: Artemis/AM Best/Swiss Re

2017 – Another Challenging Year for our P&C Segment

- Smaller regional specialty carrier but results parallel industry
- P&C Segment Underwriting losses exceeded $1.2m
  - 102.3% combined ratio
    - last underwriting loss was in 2011
  - Catastrophe losses contributed 25.7 percentage points to the combined ratio
- P&C segment record $14.3m in retained catastrophe losses – 46.6% increase over prior year

Despite disappointing 2017 results, we continue to focus on major objectives…

- Rate adequacy and underwriting margins
  - Improve risk adjusted returns on catastrophe exposed P&C business
  - Improve operational efficiency
  - Better utilization of technology in pricing of risk
- Growth and protection of capital
- Debt reduction
- Minimize adverse impact on earnings of catastrophe events
  - Protect capital position
  - Maintain ability to generate net income with significant catastrophe losses

NSG – Two Year Financial Snapshot

	2017	2016
Gross Premiums Written	$67,737,000	$67,424,000
Ceded Premiums	$(6,349,000)	$(5,899,000)
Net Premiums Written	$61,388,000	$61,525,000
Net Premiums Earned	$61,163,000	$61,398,000
Policyholder Benefits and Settlement Expenses	$42,869,000	$38,847,000
Net Income (Loss)	$(1,203,000)	$3,063,000
Earnings (Loss) Per Share	$(0.48)	$1.22
Return on Equity	-2.51%	6.59%
Invested Assets	$114,731,000	$113,156,000
Total Assets	$146,438,000	$148,579,000
Total Equity	$47,625,000	$48,052,000
Book Value Per Share	$18.88	$19.09
Year End Closing Market Price	$16.35	$17.75

Impact of Tax Cuts and Jobs Act on 2017 Earnings

- Enacted on December 22, 2017
  - Due to 2017 enactment, immediate impact on 12/31/2017 deferred tax assets and liabilities
  - $803,000 increase in 2017 income tax expense due to recognition and revaluation of deferred tax assets and liabilities
    - $529,000 net expense due to recognition of tax on pre-1984 policyholder surplus
    - $274,000 expense due to revaluation of net deferred tax assets
- Effective 12/31/2018 - Reduced federal corporate statutory tax rate to 21%
- Without TCJA impact – net loss reduced to $400,000
  - With record cat losses over $14M – double expectations

P & C Combined Ratio Analysis

Five Year Combined Ratio History					
	2017	2016	2015	2014	2013
Combined Ratio	102.3%	94.6%	91.0%	87.4%	93.4%
Cat Loss Impact on Combined Ratio	25.67%	17.47%	10.11%	5.23%	9.54%
Non-Cat Combined Ratio	76.63%	77.13%	80.89%	82.17%	83.86%

Underwriting margin improvements masked by increased cat losses in 2016 and 2017

2017 & 2016 P&C Underwriting Summary

- Underwriting income over $1.7m for two-year period
  - Retained catastrophe losses exceeding $24m
  - 46 catastrophe events during 2017 and 2016
    - Two hurricanes
  - Catastrophe losses contributed 21.6 percentage points to the two year combined ratio

NSG Pre-Tax Income from Operations (AMOUNTS IN THOUSANDS)

YEAR ENDED DECEMBER 31,	2017	2016	2015	2014	2013
Net Income (Loss)	$ (1,203)	$ 3,063	$ 4,697	$ 7,616	$ 5,658
Plus: Federal Income Tax Expense (Benefit)	89	1,031	1,650	1,759	1,665
Plus: Non-Insurance Litigation Expense	-	-	-	-	-
Less: Net Realized Capital (Gains) Losses	(234)	(998)	(503)	(100)	(4,439)
Less: Gain on COLI	-	-	-	(3,256)	-
Pre-Tax Income from Operations	**$ (1,348)**	**$ 3,096**	**$ 5,844**	**$ 6,019**	**$ 2,884**
Net Cat Loss Summary:					
Hurricane Catastrophe Losses	$ 3,622	$ 4,000	$ -	$ -	$ -
Non-Hurricane Catastrophe Losses	10,658	5,742	5,373	2,628	4,364
Total Catastrophe Losses	**$ 14,280**	**$ 9,742**	**$ 5,373**	**$ 2,628**	**$ 4,364**

NSG comparisons to U.S. P&C Industry

NSG:P&C Industry - Combined Ratio

Source: SNL/S&P Global



140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
Industry
NSG
103.66%
102.25%
100.76%
94.59%
97.94%
89.95%
97.19%
87.39%
96.35%
93.43%
103.15%
103.00%
108.35%
117.00%
102.52%
96.00%
100.41%
95.00%
105.16%
120.00%
2017
2016
2015
2014
2013
2012
2011
2010
2009
2008

NSG:P&C Industry - Return on Equity

Source: SNL/S&P Global


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
2017
2016
2015
2014
2013
2012
2011
2010
2009
2008
4.89%
-2.51%
6.29%
6.36%
8.40%
10.64%
9.53%
20.09%
11.07%
18.29%
6.47%
-20.06%
3.46%
-12.21%
6.94%
7.50%
6.61%
11.22%
0.90%
-12.29%
Includes $803,000 charge from TCJA
Company ROE exceeded P&C industry even with high levels of cat losses including Hurricane Matthew – margin strength
Mobile Attic Litigation Settlement & Hurricane Isaac
April 2011 tornado outbreak
Hurricanes Gustav & Ike along with "Great Recession" impact on investments
Industry
NSG

Weather events and storm models

Hurricane Catastrophe Loss History (AMOUNTS IN THOUSANDS)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Gross
Net
AAL
10 year average 2008-2017:
Gross hurricane average annual loss - $4,175
Modeled average annual loss - $4,266
$3,727
$3,727
$3,803
$8,739
$4,000
$3,959
$3,974
$3,283
$3,405
$3,556
$3,556
$3,631
$4,221
$5,141
$5,581
$25,276
$7,914
$5,666
2017
2016
2015
2014
2013
2012
2011
2010
2009
2008

AAL – modeled average annual loss; Gross and net amounts above include development through 5/16/2018

Non-Hurricane Catastrophe Loss History (AMOUNTS IN THOUSANDS)


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Gross
Net
AAL
10 Year average 2008 - 2017:
Gross SCS average annual loss - $5,553
Modeled average annual loss - $2,580
$10,788
$3,293
$5,887
$3,171
$5,750
$3,038
$2,701
$2,812
$4,443
$2,247
$922
$2,144
$15,140
$8,300
$2,623
$1,742
$2,367
$2,949
$2,373
$5,208
$1,732
2017
2016
2015
2014
2013
2012
2011
2010
2009
2008

AAL – modeled average annual loss; Gross and net amounts above include development through 5/16/2018

Building Long Term Value

Debt/Equity Trends ($ AMOUNTS IN THOUSANDS)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
88.1%
68.0%
45.8%
40.0%
35.6%
32.8%
32.4%

	2012	2013	2014	2015	2016	2017	2018-Q1
Debt	$26,631	$22,755	$19,572	$17,957	$17,126	$15,639	$15,142
Equity	$30,227	$33,472	$42,757	$44,883	$48,052	$47,625	$46,726
D/E	88.1%	68.0%	45.8%	40.0%	35.6%	32.8%	32.4%

- Debt reduced $11.5 Million since 12/31/2012
- 58% growth in Shareholders' Equity since 12/31/2012
  - 9.52% compound growth rate in equity over last five years

Book Value/Market Price per share


$25
$20
$15
$10
$5
$0
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
69.80%
74.1%
78.9%
85.3%
93.0%
86.6%
86.5%

	2012	2013	2014	2015	2016	2017	2018-Q1
Book Value	$12.25	$13.42	$17.05	$17.87	$19.09	$18.88	$18.53
Market Value	$8.55	$9.95	$13.45	$15.25	$17.75	$16.35	$16.03
P/B	69.80%	74.1%	78.9%	85.3%	93.0%	86.6%	86.5%

9.036% compound annual growth in book value over past five years
13.32% compound annual growth in share price over past five years

MARCH 31, 2018

FIRST QUARTER RESULTS

NSG - Financial Snapshot

	For the Three Months Ended March 31,	
	2018	2017
Net Premiums Written	$15,780,000	$16,038,000
Net Premiums Earned	$15,059,000	$15,040,000
Net Income (Loss)	$471,000	$(316,000)
Earnings (Loss) Per Share	$0.19	$(0.13)
	At March 31, 2018	**At March 31, 2017**
Invested Assets	$114,318,000	$112,500,000
Total Assets	$146,074,000	$148,942,000
Total Equity	$46,726,000	$48,024,000
Book Value Per Share	$18.53	$19.08
Closing Market Price	$16.03	$16.04

Adoption of new accounting standard - ASU 2016-01 decreased net income by $162,000 in 2018

New Accounting Standard Adds Volatility

- In 2018 we adopted ASU 2016-01
  - Requires that changes in unrealized capital gains and losses on equity investment flow through income statement
    - Previously a component of Other Comprehensive Income with primary impact on equity and book value per share
    - Will lead increased volatility in net income going forward
    - Particularly punitive to insurance industry with focus on long term investments
    - Investors should focus operating income for better measure of underlying insurance operation performance

Pre-Tax Income (Loss) from Operations (AMOUNTS IN THOUSANDS)

QUARTER ENDED MARCH 31,	2018	2017	2016	2015	2014
Net Income (Loss)	$ 471	$ (316)	$ 941	$ 1,308	$ 999
Plus: Federal Income Tax Expense (Benefit)	161	(399)	360	478	284
Less: Net Realized Capital (Gains) Losses	125	(160)	(7)	(142)	(88)
Pre-Tax Income (Loss) from Operations	$ 757	$ (875)	$ 1,294	$ 1,644	$ 1,195
Net Cat Loss Summary:					
Hurricane Catastrophe Losses	$ -	$ -	$ -	$ -	$ -
Non-Hurricane Catastrophe Losses	758	3,521	1,447	511	602
Total Catastrophe Losses	$ 758	$ 3,521	$ 1,447	$ 511	$ 602

2018 Challenges and Opportunities

- Generation of premium revenue growth while maintaining sufficient underwriting margins
- Current persistent pattern of challenging weather conditions
- Continue to work toward the goal of an upgrade in our AM Best rating
- Further enhance Enterprise Risk Management plan to meet increased regulatory and rating agency requirements
- Continue to reduce debt with the goal of eliminating remaining $3 million of Mobile Attic litigation related debt by 2020
  - $1.0 to $1.5 million reduction expected in 2018
- Reap short term benefits of lower federal tax rates
  - Over the longer term, competitive pressure is likely to erode some of the benefit
- Navigate the impact of significant political and economic policy uncertainty
  - Interest rates and investments
  - General economy
- Remain nimble as industry evolves through changes driven by technology
- Continue to focus on riding out tough periods and build long term shareholder value

The National Security Group

Insuring your world.

Investor Website:

http://investors.nationalsecuritygroup.com/

Questions?